Supplement dated August 4, 2016 to the

Prospectus dated May 1, 2003

For

VARIFUND

Single Premium Variable Deferred Annuity

Issued through

Variable Annuity-2 Series Account

By

Great-West Life & Annuity Insurance Company of New York

This Supplement amends certain information contained in your Varifund prospectus. Please read this Supplement carefully and retain it for future reference.

At a meeting held on March 9, 2016, the Board of Trustees of Nationwide Variable Insurance Trust (the “Trust”) approved the merger of the NVIT Developing Markets Fund (Class II) (the “Acquired Fund”) into the NVIT Emerging Markets Fund (Class D) (the “Acquiring Fund”), effective at the close of business on or about August 8, 2016 (the “Merger Date”).

Any assets remaining in the Acquired Fund on the Merger Date will be transferred to Acquiring Fund. As of the Merger Date, any allocation or automatic rebalancer allocations to the Acquired Fund will be defaulted to the Acquiring Fund.

Effective as of the Merger Date, all references in the Prospectus to the NVIT Developing Markets Fund (formerly Gartmore NVIT Developing Markets Fund) are hereby deleted and replaced with the NVIT Emerging Markets Fund.

This Supplement must be accompanied by, or read in conjunction with, the current Prospectus dated May 1, 2003.

Please read this Supplement carefully and retain it for future reference.